Exhibit 10.6

                           FOURTH AMENDMENT TO AMENDED
                          AND RESTATED CREDIT AGREEMENT


          THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment") is made and dated as of the 4th day of September, 2001 by and among SOS STAFFING SERVICES, INC., a Utah corporation (the "Borrower"), the Lenders to the Credit Agreement described below, WELLS FARGO BANK, NATIONAL ASSOCIATION (formerly known as First Security Bank, N.A.), as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and BANK ONE, NA, as documentation agent for the Lenders (in such capacity, the "Documentation Agent").

                                    RECITALS

          A. Pursuant to that certain Amended and Restated Credit Agreement dated as of July 27, 1998 among the Lenders, the Borrower, the Documentation Agent and the Administrative Agent (as amended, extended and replaced from time to time, the "Credit Agreement"), the Lenders agreed to extend credit to the Borrower on the terms and conditions set forth therein. All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

          B. The Borrower has requested that the Lenders agree to amend the Credit Agreement in certain respects and the Lenders have agreed to do so on the terms and subject to the conditions set forth more particularly below.

          NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

          1. AMENDMENTS. To reflect the agreement of the parties hereto to amend the Credit Agreement to make certain conforming changes with respect to the Collateralization Transaction, effective as of the Effective Date (as such term is defined in Paragraph 2 below):

               (a) The following definitions set forth in Article I of the Credit Agreement are hereby amended in their entirety to read as follows:

                    "'Intercreditor Agreement' means that certain Intercreditor Agreement dated as of July 30, 2001 (as the same may be amended, restated, supplemented or otherwise modified form time to time) by and among the Administrative Agent on behalf of the Lenders, the Noteholders, and the Collateral Agent, and acknowledged and agreed to by the Company and its Subsidiaries."

                    "'Lenders' Allocated Share' means (a) on any date prior to the consummation of the Collateralization Transaction, the ratio, expressed as a percentage, which: (i) the Aggregate Commitment bears to the sum of (ii) the Aggregate Commitment plus the aggregate principal amount of promissory notes outstanding under the Note Purchase Agreement and (b) at all times thereafter, the aggregate principal amount that the Lenders would be entitled to receive from the Collateral Agent is such Net Cash Proceeds were distributed in accordance with Section 4(b) of the Intercreditor Agreement."

               (b) Section 6.1(ii) of the Credit Agreement is hereby amended by deleting the number "45" set forth in the first line thereof and replacing the same with the number "30".

               (c) A new Section 6.22 is hereby added to the Credit Agreement to read in its entirety as follows:

                    "6.22. NOTICE OF PAYMENT TO NOTEHOLDERS. Within three (3) Business Days of the Company or any of its Subsidiaries making any payment to the Noteholders (other than any regularly scheduled payment made in accordance with the payment schedule in effect as of the date of the Collateralization Transaction."

          2. EFFECTIVE DATE. This Amendment shall be effective as of the date first written above upon the date (the "Effective Date") that the Administrative Agent shall have received:

               (a) This Amendment, duly executed by all parties signatory hereto;

               (b) Such corporate resolutions, incumbency certificates and other authorizing documentation as the Lenders shall require; and

               (c) Such other fees and expenses (including attorneys' fees and time charges of attorneys for the Administrative Agent, the Documentation Agent and the Lenders) paid or incurred by the Administrative Agent, the Documentation Agent or any Lender in connection with the preparation, negotiation, execution, delivery, review, amendment, modification, and administration of this Amendment (nothing contained herein shall in any manner or to any extent release the Borrower from its obligations under Section 9.7 of the Credit Agreement to pay such other fees and expenses as may be required to be paid by the Borrower thereunder).

          3. REAFFIRMATION OF THE LOAN DOCUMENTS. The Borrower and each of the Guarantors by executing this Amendment as provided below, hereby affirms and agrees that: (a) the execution and delivery by it of and the performance of its obligations under this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of its obligations under the Loan Documents to which it is party except to the extent expressly amended hereby, (b) the terms "Obligations," "Guaranteed Obligations" and "Senior Creditor Obligations" as used in the Loan Documents include, without limitation, the Obligations of Borrower under the Credit Agreement as amended by this Amendment (and including, without limitation, the obligations of the Borrower hereunder), (c) except as expressly amended hereby, the Loan Documents remain in full force and effect as written and constitute valid, enforceable obligations of such Persons, as applicable, and (d) each of such Persons expressly waives, releases and absolutely and forever discharges the Administrative Agent, the Documentation Agent and the Lenders and their respective shareholders, directors, officers, employees and agents, and their heirs, personal representatives, successors and assigns, from any and all liability, claims, demands, damages, actions and causes of action that any of such Persons may now have, or have had prior to the date hereof arising out of or relating to the Loan Documents, the transactions contemplated thereby and any action or inaction of any of the above-named Persons with respect thereto.

          4. REPRESENTATIONS AND WARRANTIES. The Borrower and each of the Guarantors by executing this Amendment as provided below, hereby represents and warrants to the Lenders that:

               (a) It has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment.

               (b) This Amendment has been duly executed and delivered on its behalf and constitutes its legal, valid and binding obligation enforceable against it in accordance with the terms of this Amendment.

               (c) On the date of this Amendment, there does not exist a Default or Unmatured Default which has not been waived hereby.

               (d) None of such Persons has any existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to any of the Loan Documents.

          5. NO OTHER AMENDMENT. Except as expressly amended hereby, the Credit Agreement and other Loan Documents shall remain in full force and effect as written.

          6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

                           [Signature Page Following]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

                                           SOS STAFFING SERVICES, INC.,
                                           as the Borrower


                                           By: /s/ JoAnn W. Wagner
                                               -----------------------------
                                           Name:  JoAnn W. Wagner
                                           Title: Chairman, President and
                                                  Chief Executive Officer


                                           BANK ONE, NA, as the Documentation
                                           Agent and a Lender


                                           By: /s/ Richard Babcock
                                               -------------------------------
                                           Name:  Richard Babcock
                                                  ----------------------------
                                           Title: First Vice President
                                                  ----------------------------


                                           WELLS FARGO BANK, NATIONAL
                                           ASSOCIATION, as the Administrative
                                           Agent and a Lender


                                           By: /s/ Scott J. Manookin
                                               -------------------------------
                                           Name:  Scott J. Manookin
                                                  ----------------------------
                                           Title: Vice President
                                                  ----------------------------


ACKNOWLEDGED AND AGREED
as of the 4th day of September, 2001:

BEDFORD CONSULTANTS, INC. [merged
 with Inteliant Corporation
 March 2000]


By:
    -----------------------------
Name:
     ----------------------------
Title:
     ---------------------------



INTELIANT CORPORATION



By: /s/ Kevin Hardy
    -----------------------------
Name:  Kevin Hardy
     ----------------------------
Title: Vice President
     ----------------------------




SERVCOM STAFF MANAGEMENT, INC.



By: /s/ Thomas K. Sansom
    -----------------------------
Name:  Thomas K. Sansom
       --------------------------
Title: President
       --------------------------

SOS COLLECTION SERVICES, INC.



By: /s/ John Morrison
    -------------------------------
Name:  John Morrison
       ----------------------------
Title: Vice President
       ---------------------------


DEVON & DEVON PERSONNEL SERVICES, INC.



By: /s/ JoAnn W. Wagner
    -----------------------------
Name:  JoAnn W. Wagner
       --------------------------
Title: President
       ---------------------------